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                                                        EXHIBIT 10.10

                    NetLive Communications, Inc.
                            584 Broadway
                     New York, New York 10012


                                                          June 12, 1997

Mr. Gary Rogers
210 Boulder Ridge Road
Scarsdale, New York 10583

            Re: Settlement Agreement, dated June   , 1997, by and among
                NetLive Communications Inc. (the "Company"), May Davis Group, Inc., Owen May, Dibo Attar, Dennis Sal and the Funds signatory thereto (the "Settlement Agreement")
                -------------------------------------------------------

Dear Mr. Rogers:

     You have agreed to be bound by all of the obligations of the Subscribing Parties under the Settlement Agreement (including the releases granted by the Subscribing Parties) in consideration of the Company's agreement that the provisions of the releases granted by the Company pursuant to Section 4(b) of the Settlement Agreement shall apply to you to the same extent as such provisions apply to Subscribing Parties. You have also hereby confirmed that as of the date of this letter you own no capital stock of the Company.

     Please countersign this letter in the space below if this letter accurately reflects our mutual agreement.



                                     NETLIVE COMMUNICATIONS, INC.


                                     By: /s/ Michael Khantouov
                                     --------------------------------
                                     Name:  Michael Khantouov
                                     Title: Chairman of the Board
                                            Chief Executive Officer

Accepted and Agreed to
as of the date first above written:

/s/ Gary Rogers
-----------------------------------
Gary Rogers